UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2011 (November 22, 2011)

GENESCO INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)

(615) 367-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 22, 2011, Genesco Inc. issued a press release announcing its fiscal third quarter earnings and other results of operations. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On November 22, 2011, Genesco Inc. also posted on its website, www.genesco.com, commentary by its chief financial officer on the quarterly results. A copy of the commentary is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the press release and commentary furnished herewith contain non-GAAP financial measures, including adjusted selling, general and administrative expense, operating earnings, pretax earnings, earnings from continuing operations and earnings per share from continuing operations, as discussed in the text of the release and commentary and as detailed on the reconciliation schedule attached to the press release and commentary. For consistency and ease of comparison with Fiscal 2012’s previously announced earnings expectations and the adjusted results for the prior period announced last year, neither of which reflected the adjustments, the Company believes that disclosure of the non-GAAP expense and earnings measures will be useful to investors. Additionally, the Company believes that presentation of earnings from continuing operations and other financial measures before the compensation expense associated with deferred purchase price payments related to its acquisition of Schuh Group Limited will enable investors to understand the effect attributable to incorporating a continuing employment condition into the obligation to pay the deferred purchase price and that, since the compensation expense is a non-cash charge until the deferred purchase price is actually paid, earnings and other financial measures including such expense may not be fully reflective of the Company’s ongoing results or indicative of its prospects.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release, dated November 22, 2011, issued by Genesco Inc.

99.2	Genesco Inc. Third Quarter Ended October 29, 2011 Chief Financial Officer’s Commentary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: November 22, 2011	By:	/s/ Roger G. Sisson
	Name:	Roger G. Sisson
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated November 22, 2011

99.2	Genesco Inc. Third Quarter Ended October 29, 2011 Chief Financial Officer’s Commentary